Exhibit 99.4
                                  ------------
                 Computational Materials and/or ABS Term Sheets

     [LOGO OMITTED]Countrywide(R)                    Computational Materials For
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                                     Group 1

                                ARM $377,037,861

                                 Detailed Report

Summary of Loans in Statistical Calculation Pool                                                       Range
(As of Calculation Date)                                                                               -----

Total Number of Loans                                                                1,844
Total Outstanding Balance                                                     $377,037,861
Average Loan Balance                                                              $204,467            $33,120 to $679,200
WA Mortgage Rate                                                                    6.830%             4.300% to 11.875%
Net WAC                                                                             5.710%             2.876% to 10.376%
ARM Characteristics
     WA Gross Margin                                                                6.704%             4.000% to 10.000%
     WA Months to First Roll                                                            30                  1 to 36
     WA First Periodic Cap                                                          1.791%             1.000% to 3.000%
     WA Subsequent Periodic Cap                                                     1.404%             1.000% to 3.000%
     WA Lifetime Cap                                                               13.641%            10.700% to 18.875%
     WA Lifetime Floor                                                              6.817%             4.250% to 11.875%
WA Original Term (months)                                                              360                360 to 360
WA Remaining Term (months)                                                             359                300 to 360
WA LTV                                                                              87.49%             40.44% to 100.00%
   Percentage of Pool with CLTV > 100%                                               0.00%
   WA Effective LTV (Post MI)                                                       71.03%

WA FICO                                                                                679

Secured by (% of pool)       1st Liens                                             100.00%
                             2nd Liens                                               0.00%
Prepayment Penalty at Loan Orig (% of all loans)                                    76.70%




----------------------------------------------------------------------------------------------------------------------------
  Top 5 States:       Top 5 Prop:       Doc Types:      Purpose Codes:     Occ Codes:         Grades:        Orig PP Term:
  ------------        ----------        ---------       -------------      ---------          ------         ------------
CA          32.74%  SFR       67.27%  FULL      60.48%  PUR       54.51%  OO       92.81%  A       100.00   0        23.30%
FL          11.06%  PUD       15.33%  STATED    39.52%  RCO       42.77%  INV       5.96%                   6         0.03%
AZ           4.93%  CND        9.99%                    RNC        2.73%  2H        1.23%                   12        5.24%
IL           4.44%  2 FAM      4.02%                                                                        13        0.07%
NV           4.39%  3 FAM      1.25%                                                                        24       38.90%
                                                                                                            36       32.46%




----------------------------------------------------------------------------------------------------------------------------


________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      1-1

     [LOGO OMITTED]Countrywide(R)                    Computational Materials for
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                                    Group 1

                               ARM $377,037,861

                                Detailed Report

------------------------------------------------------------------------------------------------------------------------------------
                                                               Program
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
30Y LIB6M                  $384,131      2     0.10    $192,065    7.819   359.00  713   100.0
2/28 LIB6M              $34,214,851    220     9.07    $155,522    7.325   357.49  672    94.2
2/28 LIB6M-IO-24       $107,598,964    461    28.54    $233,403    6.692   358.77  681    85.6
2/28 LIB6M-IO-60        $17,230,218     70     4.57    $246,146    6.443   357.90  687    81.5
3/27 LIB6M              $62,104,044    373    16.47    $166,499    7.243   358.70  674    93.5
3/27 LIB6M-IO-36       $139,766,945    643    37.07    $217,367    6.708   358.74  679    85.9
3/27 LIB6M-IO-60        $15,738,709     75     4.17    $209,849    6.544   358.08  684    82.7
------------------------------------------------------------------------------------------------------------------------------------
                       $377,037,861  1,844   100.00    $204,467    6.830   358.56  679    87.5
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            Original Term
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
ARM 360                $377,037,861  1,844   100.00    $204,467    6.830   358.56  679    87.5
------------------------------------------------------------------------------------------------------------------------------------
                       $377,037,861  1,844   100.00    $204,467    6.830   358.56  679    87.5
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Current Balance
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
$25,000.01-$50,000.00      $268,965      6     0.07     $44,828    8.879   333.96  682    94.0
$50,000.01-$75,000.00    $4,355,410     68     1.16     $64,050    7.803   357.87  671    95.7
$75,000.01-$100,000.00  $12,030,534    134     3.19     $89,780    7.391   358.68  677    93.8
$100,000.01-$150,000.00 $47,110,612    370    12.49    $127,326    7.098   358.50  675    90.4
$150,000.01-$200,000.00 $63,484,228    362    16.84    $175,371    6.912   358.52  680    87.9
$200,000.01-$250,000.00 $71,540,440    317    18.97    $225,680    6.878   358.44  677    87.2
$250,000.01-$300,000.00 $89,721,649    327    23.80    $274,378    6.599   358.67  679    85.7
$300,000.01-$350,000.00 $66,453,631    205    17.63    $324,164    6.662   358.66  680    87.1
$350,000.01-$400,000.00 $13,781,606     38     3.66    $362,674    6.511   358.75  680    83.9
$400,000.01-$450,000.00  $3,006,000      7     0.80    $429,429    7.373   358.86  688    89.8
$450,000.01-$500,000.00  $2,948,086      6     0.78    $491,348    6.796   358.66  705    87.7
$500,000.01-$550,000.00  $1,045,000      2     0.28    $522,500    6.153   358.51  672    80.1
$600,000.01-$650,000.00    $612,500      1     0.16    $612,500    9.750   360.00  659    70.0
$650,000.01-$700,000.00    $679,200      1     0.18    $679,200    7.950   360.00  677    80.0
------------------------------------------------------------------------------------------------------------------------------------
                       $377,037,861  1,844   100.00    $204,467    6.830   358.56  679    87.5
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                State
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
Alabama                  $1,071,241      8     0.28    $133,905    7.222   358.79  661    93.2


________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      1-2

     [LOGO OMITTED]Countrywide(R)                    Computational Materials for
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------


                                    Group 1

                               ARM $377,037,861

                                Detailed Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                State
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
Arizona                 $18,578,641    107     4.93    $173,632    6.805   358.61  668    87.1
Arkansas                 $1,321,474     10     0.35    $132,147    7.667   358.40  664    97.4
California             $123,448,945    453    32.74    $272,514    6.477   358.68  683    82.8
Colorado                $13,823,905     77     3.67    $179,531    6.667   358.73  685    88.1
Connecticut              $4,175,015     20     1.11    $208,751    7.153   358.82  685    91.0
Delaware                   $337,500      1     0.09    $337,500    6.200   358.00  686    90.0
District of Columbia       $425,649      2     0.11    $212,824    7.472   358.26  661    81.9
Florida                 $41,683,289    218    11.06    $191,208    7.111   358.47  677    89.7
Georgia                  $7,749,408     53     2.06    $146,215    7.584   358.42  672    92.5
Hawaii                   $4,096,373     12     1.09    $341,364    6.705   359.00  700    87.3
Idaho                    $1,008,992      8     0.27    $126,124    7.024   358.81  675    91.6
Illinois                $16,741,864     78     4.44    $214,639    7.089   358.77  679    91.4
Indiana                  $2,264,716     18     0.60    $125,818    7.475   353.47  667    94.0
Iowa                       $183,016      2     0.05     $91,508    8.635   358.39  652    97.0
Kansas                   $1,333,165      9     0.35    $148,129    7.914   358.50  678    96.0
Kentucky                 $1,811,288     16     0.48    $113,206    7.780   351.73  673    96.2
Louisiana                $1,970,363     18     0.52    $109,465    7.522   358.59  669    96.6
Maine                      $817,394      5     0.22    $163,479    6.650   358.49  676    84.9
Maryland                $10,578,798     49     2.81    $215,894    6.767   358.37  674    87.7
Massachusetts            $6,733,502     25     1.79    $269,340    6.805   358.76  678    90.4
Michigan                $10,588,874     74     2.81    $143,093    7.296   358.84  678    91.5
Minnesota               $11,468,626     59     3.04    $194,383    6.854   358.86  684    93.5
Mississippi                $193,871      3     0.05     $64,624    8.114   359.00  656   100.0
Missouri                 $3,272,013     28     0.87    $116,858    7.415   358.75  669    96.0
Montana                    $722,288      3     0.19    $240,763    6.709   358.93  678    98.6
Nebraska                   $387,985      3     0.10    $129,328    6.911   358.69  715    93.5
Nevada                  $16,542,886     70     4.39    $236,327    6.574   358.55  677    84.6
New Hampshire            $1,682,567      7     0.45    $240,367    7.222   358.71  671    93.8
New Jersey               $6,458,303     28     1.71    $230,654    7.373   358.42  672    90.9
New Mexico               $1,134,482      8     0.30    $141,810    7.623   358.92  651    94.2
New York                 $5,789,972     20     1.54    $289,499    6.727   358.83  672    83.7
North Carolina           $2,834,590     18     0.75    $157,477    7.140   358.70  671    92.4
North Dakota               $122,570      1     0.03    $122,570    6.650   359.00  685   100.0
Ohio                     $2,024,314     19     0.54    $106,543    7.539   357.23  668    98.0
Oklahoma                 $1,237,703     10     0.33    $123,770    7.232   355.66  662    95.2
Oregon                   $6,081,583     35     1.61    $173,760    6.857   358.98  675    89.2
Pennsylvania             $3,548,864     23     0.94    $154,298    7.057   358.66  668    94.5
Rhode Island               $166,400      1     0.04    $166,400    7.750   358.00  651    80.0
South Carolina             $960,591      7     0.25    $137,227    7.332   358.06  664    93.4
South Dakota               $472,696      4     0.13    $118,174    7.098   359.17  659   100.0
Tennessee                $2,999,306     22     0.80    $136,332    6.980   358.56  688    93.7
Texas                    $5,865,338     48     1.56    $122,195    7.241   358.75  678    94.3
Utah                     $3,079,861     20     0.82    $153,993    7.011   358.71  688    89.2
Vermont                    $377,041      2     0.10    $188,521    7.200   358.60  669    89.6


________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      1-3

     [LOGO OMITTED]Countrywide(R)                    Computational Materials for
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                                    Group 1

                               ARM $377,037,861

                                Detailed Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                State
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
Virginia                $13,754,967     58     3.65    $237,155    6.988   358.40  675    83.4
Washington              $11,997,117     64     3.18    $187,455    6.583   358.53  677    89.9
West Virginia              $389,900      2     0.10    $194,950    7.642   358.57  691    81.1
Wisconsin                $1,637,870     13     0.43    $125,990    7.647   358.80  687    94.7
Wyoming                     $84,000      1     0.02     $84,000    6.250   359.00  642    70.0
------------------------------------------------------------------------------------------------------------------------------------
                       $377,037,861  1,844   100.00    $204,467    6.830   358.56  679    87.5
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                        Loan-to-Value Ratios
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
<= 50.00                 $1,851,000      9     0.49    $205,667    6.310   358.33  669    44.5
50.01 - 55.00            $1,781,000      8     0.47    $222,625    5.789   359.02  686    53.3
55.01 - 60.00            $2,944,500     15     0.78    $196,300    6.002   358.58  667    57.6
60.01 - 65.00            $3,652,400     16     0.97    $228,275    5.938   358.59  672    63.2
65.01 - 70.00            $5,478,946     22     1.45    $249,043    6.697   358.81  670    68.9
70.01 - 75.00           $10,558,989     46     2.80    $229,543    6.346   358.61  679    74.0
75.01 - 80.00          $118,020,822    519    31.30    $227,400    6.463   358.70  684    79.9
80.01 - 85.00           $30,169,516    135     8.00    $223,478    6.538   358.37  674    84.3
85.01 - 90.00           $77,317,255    374    20.51    $206,731    7.051   358.22  673    89.7
90.01 - 95.00           $32,903,007    161     8.73    $204,367    7.296   358.55  679    94.6
95.01 - 100.00          $92,360,425    539    24.50    $171,355    7.199   358.71  679   100.0
------------------------------------------------------------------------------------------------------------------------------------
                       $377,037,861  1,844   100.00    $204,467    6.830   358.56  679    87.5
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Current Gross Coupon
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
4.001 - 4.500              $297,300      2     0.08    $148,650    4.332   359.43  728    88.5
4.501 - 5.000            $1,389,093      6     0.37    $231,515    4.849   358.63  676    73.0
5.001 - 5.500           $15,771,169     64     4.18    $246,425    5.389   358.72  683    76.9
5.501 - 6.000           $56,751,369    243    15.05    $233,545    5.828   358.63  688    81.3
6.001 - 6.500           $72,889,046    317    19.33    $229,934    6.332   358.62  682    85.6
6.501 - 7.000          $101,658,350    490    26.96    $207,466    6.799   358.67  679    88.8
7.001 - 7.500           $57,767,978    303    15.32    $190,653    7.308   358.66  671    90.5
7.501 - 8.000           $40,175,652    230    10.66    $174,677    7.794   358.71  673    92.4
8.001 - 8.500           $17,625,975    105     4.67    $167,866    8.278   358.71  674    93.9
8.501 - 9.000            $6,785,132     51     1.80    $133,042    8.799   358.65  671    94.4
9.001 - 9.500            $2,695,597     16     0.71    $168,475    9.226   349.18  664    92.4
9.501 - 10.000           $1,936,993      9     0.51    $215,221    9.813   357.74  681    83.3
10.001 - 10.500            $815,036      5     0.22    $163,007   10.392   354.46  664    91.2
10.501 - 11.000            $119,626      1     0.03    $119,626   10.625   301.00  644    90.0


________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      1-1

     [LOGO OMITTED]Countrywide(R)                    Computational Materials for
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                                    Group 1

                               ARM $377,037,861

                                Detailed Report

------------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Current Gross Coupon
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
11.001 - 11.500            $174,600      1     0.05    $174,600   11.250   360.00  651    90.0
11.501 - 12.000            $184,946      1     0.05    $184,946   11.875   359.00  750   100.0
------------------------------------------------------------------------------------------------------------------------------------
                       $377,037,861  1,844   100.00    $204,467    6.830   358.56  679    87.5
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                            Property Type
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
SFR                    $253,635,425  1,273    67.27    $199,242    6.815   358.50  678    87.8
PUD                     $57,788,380    265    15.33    $218,069    6.742   358.59  674    86.5
CND                     $37,657,618    196     9.99    $192,131    6.834   358.79  686    88.3
2 FAM                   $15,172,910     66     4.02    $229,893    7.088   358.68  683    86.3
3 FAM                    $4,708,432     14     1.25    $336,317    6.800   358.85  694    85.6
4 FAM                    $4,235,706     12     1.12    $352,975    7.623   358.71  670    79.2
CNDP                     $3,839,391     18     1.02    $213,299    7.235   358.66  684    89.2
------------------------------------------------------------------------------------------------------------------------------------
                       $377,037,861  1,844   100.00    $204,467    6.830   358.56  679    87.5
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                               Purpose
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
PUR                    $205,516,038  1,048    54.51    $196,103    6.954   358.70  685    89.9
RCO                    $161,243,281    740    42.77    $217,896    6.677   358.52  672    84.4
RNC                     $10,278,542     56     2.73    $183,545    6.739   356.42  661    87.7
------------------------------------------------------------------------------------------------------------------------------------
                       $377,037,861  1,844   100.00    $204,467    6.830   358.56  679    87.5
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                              Occupancy
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
OO                     $349,920,616  1,700    92.81    $205,836    6.800   358.57  677    87.6
INV                     $22,464,012    118     5.96    $190,373    7.172   358.44  700    85.2
2H                       $4,653,233     26     1.23    $178,971    7.464   358.36  691    88.5
------------------------------------------------------------------------------------------------------------------------------------
                       $377,037,861  1,844   100.00    $204,467    6.830   358.56  679    87.5
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                           Range of Months Remaining to Scheduled Maturity
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
181 - 300                   $41,010      1     0.01     $41,010    9.875   300.00  656    85.0



________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      1-5

     [LOGO OMITTED]Countrywide(R)                    Computational Materials for
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                                    Group 1

                               ARM $377,037,861

                                Detailed Report

------------------------------------------------------------------------------------------------------------------------------------
                                           Range of Months Remaining to Scheduled Maturity
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
301 - 360              $376,996,851  1,843    99.99    $204,556    6.830   358.57  679    87.5
------------------------------------------------------------------------------------------------------------------------------------
                       $377,037,861  1,844   100.00    $204,467    6.830   358.56  679    87.5
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                 Collateral Grouped by Document Type
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
FULL                   $228,032,357  1,195    60.48    $190,822    6.673   358.51  678    89.5
STATED INCOME          $149,005,504    649    39.52    $229,592    7.070   358.64  680    84.5
------------------------------------------------------------------------------------------------------------------------------------
                       $377,037,861  1,844   100.00    $204,467    6.830   358.56  679    87.5
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                     Collateral Grouped by FICO
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
801 - 820                  $881,995      4     0.23    $220,499    6.190   357.92  808    88.8
781 - 800                $3,422,789     16     0.91    $213,924    6.625   358.06  789    88.0
761 - 780                $9,363,906     41     2.48    $228,388    6.464   358.62  770    87.2
741 - 760               $11,443,221     55     3.04    $208,059    6.740   358.78  750    88.8
721 - 740               $21,262,684    101     5.64    $210,522    6.819   358.61  730    86.5
701 - 720               $31,857,769    159     8.45    $200,363    6.637   358.78  710    87.0
681 - 700               $63,328,368    306    16.80    $206,955    6.661   358.61  689    87.3
661 - 680               $94,520,973    458    25.07    $206,378    6.804   358.44  670    87.8
641 - 660              $135,754,397    677    36.01    $200,523    7.016   358.55  650    87.6
621 - 640                $5,201,758     27     1.38    $192,658    6.835   358.55  640    86.4
------------------------------------------------------------------------------------------------------------------------------------
                       $377,037,861  1,844   100.00    $204,467    6.830   358.56  679    87.5
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                Grade
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
A                      $377,037,861  1,844   100.00    $204,467    6.830   358.56  679    87.5
------------------------------------------------------------------------------------------------------------------------------------
                       $377,037,861  1,844   100.00    $204,467    6.830   358.56  679    87.5
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                           Collateral Grouped by Prepayment Penalty Months
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
0                       $87,843,465    430    23.30    $204,287    7.253   358.75  678    89.8
6                          $105,767      1     0.03    $105,767    7.500   358.00  750    95.0




________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      1-6

     [LOGO OMITTED]Countrywide(R)                    Computational Materials for
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                                    Group 1

                               ARM $377,037,861

                                Detailed Report

------------------------------------------------------------------------------------------------------------------------------------
                                           Collateral Grouped by Prepayment Penalty Months
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
12                      $19,774,510     84     5.24    $235,411    7.258   358.72  676    85.5
13                         $264,000      1     0.07    $264,000    5.500   357.00  697    80.0
24                     $146,670,992    697    38.90    $210,432    6.709   358.48  678    87.1
36                     $122,379,127    631    32.46    $193,945    6.605   358.50  680    86.7
------------------------------------------------------------------------------------------------------------------------------------
                       $377,037,861  1,844   100.00    $204,467    6.830   358.56  679    87.5
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                       Range of Months to Roll                (Excludes    0   Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
               WA         CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION    MTR        BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
0 - 6           5        $1,098,481      9     0.29    $122,053    9.017   323.30  680    92.0
13 - 18        18          $134,309      1     0.04    $134,309    6.870   354.00  642    90.0
19 - 24        23      $158,195,374    743    41.96    $212,914    6.788   358.65  680    87.0
25 - 31        31          $490,715      2     0.13    $245,358    6.443   355.00  757    92.0
32 - 37        35      $217,118,981  1,089    57.59    $199,375    6.850   358.69  678    87.8
------------------------------------------------------------------------------------------------------------------------------------
                       $377,037,861  1,844   100.00    $204,467    6.830   358.56  679    87.5
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                           Range of Margin                    (Excludes    0   Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
3.001 - 4.000            $1,199,332      6     0.32    $199,889    6.464   358.56  668    86.9
4.001 - 5.000            $7,732,679     35     2.05    $220,934    5.770   358.22  689    77.4
5.001 - 6.000           $81,371,449    355    21.58    $229,215    5.965   358.58  686    80.4
6.001 - 7.000          $169,909,541    788    45.06    $215,621    6.696   358.43  680    87.9
7.001 - 8.000           $94,517,890    526    25.07    $179,692    7.522   358.74  671    92.3
8.001 - 9.000           $19,602,947    121     5.20    $162,008    8.314   358.75  675    94.1
9.001 - 10.000           $2,704,023     13     0.72    $208,002    9.498   359.13  670    90.7
------------------------------------------------------------------------------------------------------------------------------------
6.704                  $377,037,861  1,844   100.00    $204,467    6.830   358.56  679    87.5
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                       Range of Maximum Rates                 (Excludes    0   Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
10.501 - 11.000            $481,600      3     0.13    $160,533    6.695   358.67  684    80.0
11.001 - 11.500          $3,172,120     15     0.84    $211,475    5.338   358.35  695    77.2
11.501 - 12.000         $11,662,144     54     3.09    $215,966    5.862   358.11  691    78.7
12.001 - 12.500         $26,867,505    115     7.13    $233,630    5.868   358.52  687    80.1
12.501 - 13.000         $64,377,467    278    17.07    $231,574    6.098   358.51  684    83.0
13.001 - 13.500         $70,959,890    313    18.82    $226,709    6.511   358.61  679    86.4



________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      1-7

     [LOGO OMITTED]Countrywide(R)                    Computational Materials for
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                                    Group 1

                               ARM $377,037,861

                                Detailed Report

------------------------------------------------------------------------------------------------------------------------------------
                                                       Range of Maximum Rates                 (Excludes    0   Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
13.501 - 14.000         $91,073,185    446    24.15    $204,200    6.867   358.73  678    89.3
14.001 - 14.500         $48,540,898    261    12.87    $185,980    7.360   358.73  670    91.7
14.501 - 15.000         $34,576,254    205     9.17    $168,665    7.821   358.82  673    93.1
15.001 - 15.500         $13,931,893     85     3.70    $163,905    8.290   358.88  678    94.3
15.501 - 16.000          $6,081,674     41     1.61    $148,334    8.845   356.80  672    93.8
16.001 - 16.500          $2,410,059     14     0.64    $172,147    9.247   352.60  663    92.3
16.501 - 17.000          $1,679,384      7     0.45    $239,912    9.826   358.98  686    81.7
17.001 - 17.500            $744,616      4     0.20    $186,154   10.394   359.23  663    91.8
17.501 - 18.000            $119,626      1     0.03    $119,626   10.625   301.00  644    90.0
18.001 - 18.500            $174,600      1     0.05    $174,600   11.250   360.00  651    90.0
18.501 - 19.000            $184,946      1     0.05    $184,946   11.875   359.00  750   100.0
------------------------------------------------------------------------------------------------------------------------------------
13.641                 $377,037,861  1,844   100.00    $204,467    6.830   358.56  679    87.5
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                       Initial Periodic Rate Cap              (Excludes    0   Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
1.000                    $1,789,195     10     0.47    $178,919    6.991   356.17  680    88.1
1.500                  $297,722,981  1,455    78.96    $204,621    6.837   358.69  678    88.2
1.525                      $352,000      1     0.09    $352,000    6.350   358.00  664    80.0
2.000                    $5,344,832     24     1.42    $222,701    6.642   357.74  694    81.2
3.000                   $71,828,853    354    19.05    $202,906    6.813   358.13  681    85.2
------------------------------------------------------------------------------------------------------------------------------------
                       $377,037,861  1,844   100.00    $204,467    6.830   358.56  679    87.5
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    Subsequent Periodic Rate Cap              (Excludes    0   Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
1.000                   $73,899,253    361    19.60    $204,707    6.816   358.06  682    84.8
1.500                  $302,380,252  1,479    80.20    $204,449    6.833   358.68  678    88.1
2.000                      $284,756      2     0.08    $142,378    8.278   358.61  676   100.0
3.000                      $473,600      2     0.13    $236,800    6.206   357.57  702    84.3
------------------------------------------------------------------------------------------------------------------------------------
                       $377,037,861  1,844   100.00    $204,467    6.830   358.56  679    87.5
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Lifetime Rate Floor              (Excludes    0   Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
4.001 - 5.000            $2,782,993     13     0.74    $214,076    5.316   358.49  685    76.5
5.001 - 6.000           $72,938,901    310    19.35    $235,287    5.758   358.64  686    80.5






________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                      1-8

     [LOGO OMITTED]Countrywide(R)                    Computational Materials for
-------------------------------------     Countrywide Asset-Backed Certificates,
       SECURITIES CORPORATION                                    Series 2005-AB3
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

                                    Group 1

                               ARM $377,037,861

                                Detailed Report

------------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Lifetime Rate Floor              (Excludes    0   Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
6.001 - 7.000          $174,774,897    810    46.35    $215,771    6.612   358.62  680    87.5
7.001 - 8.000           $96,861,256    527    25.69    $183,797    7.505   358.68  672    91.4
8.001 - 9.000           $24,075,984    154     6.39    $156,338    8.431   358.24  674    94.1
9.001 - 10.000           $4,380,043     23     1.16    $190,437    9.490   355.45  671    88.5
> 10.000                 $1,223,788      7     0.32    $174,827   10.762   353.61  673    92.6
------------------------------------------------------------------------------------------------------------------------------------
                       $377,037,861  1,844   100.00    $204,467    6.830   358.56  679    87.5
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                    Next Interest Adjustment Date             (Excludes    0   Fixed Rate Mortgages)
------------------------------------------------------------------------------------------------------------------------------------
                          CURRENT    # OF    % OF      AVERAGE     GROSS    REMG.        ORIG
DESCRIPTION               BALANCE    LOANS   TOTAL     BALANCE      WAC     TERM  FICO   LTV
------------------------------------------------------------------------------------------------------------------------------------
10/05                      $119,626      1     0.03    $119,626   10.625   301.00  644    90.0
11/05                       $44,931      1     0.01     $44,931    9.375   302.00  679    85.0
01/06                       $70,419      1     0.02     $70,419   10.375   304.00  673    85.0
02/06                      $569,948      3     0.15    $189,983    8.367   341.39  692    95.3
03/06                      $293,557      3     0.08     $97,852    9.244   305.16  674    89.1
03/07                      $134,309      1     0.04    $134,309    6.870   354.00  642    90.0
05/07                      $683,329      4     0.18    $170,832    7.150   356.00  670    88.9
06/07                   $10,025,886     48     2.66    $208,873    6.723   357.04  681    86.6
07/07                   $52,458,417    243    13.91    $215,878    6.707   358.00  682    86.3
08/07                   $77,045,266    369    20.43    $208,795    6.838   359.00  679    87.5
09/07                   $17,982,475     79     4.77    $227,626    6.834   360.00  679    87.2
04/08                      $590,394      3     0.16    $196,798    6.562   355.17  744    93.4
05/08                      $722,499      4     0.19    $180,625    6.979   356.00  659    82.9
06/08                    $9,920,798     48     2.63    $206,683    6.815   357.13  681    88.9
07/08                   $67,718,668    339    17.96    $199,760    6.868   358.01  674    88.5
08/08                  $118,551,268    601    31.44    $197,257    6.827   359.00  680    87.4
09/08                   $20,106,071     96     5.33    $209,438    6.936   360.00  679    87.3
------------------------------------------------------------------------------------------------------------------------------------
                       $377,037,861  1,844   100.00    $204,467    6.830   358.56  679    87.5
------------------------------------------------------------------------------------------------------------------------------------


________________________________________________________________________________
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                                       1-9